SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 4, 2005

                             PROVIDENT BANCORP, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-25233                   80-0091851
-----------------------------     ---------------------      -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Rella Boulevard, Montebello, New York                              10901
-----------------------------------------                              -----
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
                           --------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule
             or Standard; Transfer of Listing.

         On January 4, 2005, Provident Bancorp, Inc. (the "Company") notified the Nasdaq Stock Market that the Company has become aware of the Company's material non-compliance with the requirements of Nasdaq Rule 4350. The non-compliance related to a member of the Company's Nominating and Executive Compensation Committees failing to meet the criteria for independence set forth in Nasdaq Rule 4200(a)(15).

         The director has resigned from the Company's Nominating and Executive Compensation Committees, and certain actions taken by these committees or by the board of directors have been ratified by the remaining members of these committees, each of whom is an independent director, or by the independent members of the whole board. As a result, the Company is in compliance with Nasdaq's corporate governance requirements.

         A copy of the notice of non-compliance submitted to the Nasdaq is attached as Exhibit 99 to this report.

Item 9.01.   Financial Statements and Exhibits.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.


                  Exhibit No.                        Description

                     99                              Notice of Non-Compliance







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       PROVIDENT BANCORP, INC.



DATE: January 7, 2005               By: /s/ Paul A. Maisch
                                       -----------------------------------------
                                       Paul A. Maisch
                                       Senior Vice President and Chief Financial
                                       Officer




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                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

         Exhibit No.                                 Description

            99                                  Notice of Non-Compliance